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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 21, 2006

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)

   MISSOURI                         0-20600                       43-1311101
(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                     Identification
 organization)                                                      Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                  63044
(Address of principal executive offices)                           (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On December 21, 2006, Zoltek Companies, Inc. (the "Registrant") and its subsidiaries Zoltek Corporation, Zoltek Properties, Inc. and Engineering Technology Corporation entered into a Third Amendment to Credit Agreement, dated as of December 21, 2006 (the "Amendment") with Southwest Bank of St. Louis (the "Bank"). The Amendment amends various terms of that certain Credit Agreement, dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003, and by that certain Second Amendment to Credit Agreement dated as of January 13, 2004 (as amended, the "Credit Agreement"). Under the Amendment, the Bank has agreed that upon the request of the Registrant the Bank will issue a standby letter of credit in the face amount of up to $40 million (the "Letter of Credit") for the account of the Registrant and certain of its subsidiaries to secure the payment of an appeal bond which may be obtained by the Registrant with respect to a judgment rendered against the Registrant's Zoltek Corporation subsidiary in Structural Polymer Group, Ltd and Structural Polymer
                          ----------------------------------------------------
Systems, Ltd. v. Zoltek Corporation pending in the United States District
-----------------------------------
Court for the Eastern District of Missouri. In addition, the parties have amended the amount of the revolving credit loan under the Credit Agreement from $5.5 million to $6.7 million, and the Bank has agreed to waive certain defaults and compliance with certain financial covenants contained in the Credit Agreement through all testing dates prior to January 1, 2008. In connection with the Amendment, the Registrant agreed to grant the Bank a lien on the Registrant's headquarters facility and its two United States carbon fiber manufacturing facilities, and has established a pledged deposit account at the Bank in the amount of $30 million. As set forth in the Amendment, in the event that the amount of such pledged deposit account is equal to or exceeds the undrawn face amount of the Letter of Credit together with all unreimbursed drawings, the Bank will release its liens on the real property and release to Registrant from the pledged account an amount equal to any such excess, on a dollar-for-dollar basis.

                  In connection with the Amendment, Zsolt Rumy, the Chairman and Chief Executive Officer of the Registrant, entered into a Continuing Limited Guaranty Agreement, dated as of December 21, 2006 (the "Limited Guaranty"), pursuant to which Mr. Rumy agreed to guarantee payment to the Bank of up to $10 million of the obligations of the Registrant to the Bank with respect to the Letter of Credit. Under the terms of the Limited Guaranty, Mr. Rumy will be released in full upon either (i) receipt by the Bank of certain documents relating to the Registrant's grant to the Bank of a lien on the Registrant's headquarters facilities and its two United States carbon fiber manufacturing facilities, or (ii) a release by the Bank of its lien on such real estate as provided in the Amendment. In addition to the foregoing, pursuant to a Term Loan Promissory Note, dated as of December 21, 2006 (the "Term Loan Note"), Mr. Rumy has made a $10 million unsecured loan to the Registrant. The Term Loan Note is due and payable on January 2, 2008. Interest on the unpaid principal amount of the Term Loan Note is due and payable monthly in arrears commencing January 30, 2007, and bears interest at a rate per annum equal to the rate per annum then being paid by Mr. Rumy to an unaffiliated third party to obtain funds necessary for Mr. Rumy to make the loan to the Registrant evidenced by the Term Loan Note. The Registrant utilized the proceeds of the loan from Mr. Rumy to partially fund the pledged deposit account established with the Bank pursuant to the Amendment. The terms of the Limited Guaranty and the Term Loan Note have been approved by the Board of Directors and Audit Committee of the Registrant.

                  The foregoing summary is qualified in its entirety by, and should be read in conjunction with, the copies of the Amendment, Credit Agreement, Amended and Restated Revolving Credit Note, Limited Guaranty and Term Loan Note, filed or incorporated by reference in this report as exhibits.

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ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable
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                  (c) Exhibits. See Exhibit Index
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 28, 2006

                                               ZOLTEK COMPANIES, INC.



                                               By    /s/ Kevin Schott
                                                  -----------------------------
                                                   Kevin Schott
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number                                                          Description
------                                                          -----------

 10.1 Credit Agreement, dated May 11, 2001, among Southwest Bank of St. Louis and Zoltek Companies, Inc., Zoltek Corporation, Cape Composites, Inc., Engineering Technology Corporation, Zoltek Properties, Inc., and Hardcore Composites Operations, LLC, filed as Exhibit 10.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 is incorporated herein by reference.

 10.2 First Amendment to Credit Agreement, dated as of February 13, 2003, by and among Zoltek Companies, Inc., Zoltek Corporation, Cape Composites, Inc., Engineering Technology Corporation, Zoltek Properties, Inc. and Southwest Bank of St. Louis, filed as Exhibit 10.1 to Registrant's Current Report on Form 8-K dated February 18, 2003 is incorporated herein by reference.

 10.3 Second Amendment to Credit Agreement, dated as of January 13, 2003, by and among Zoltek Companies, Inc., Zoltek Corporation, Cape Composites, Inc., Engineering Technology Corporation, Zoltek Properties, Inc. and Southwest Bank of St. Louis filed as Exhibit 10.14 to Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, is incorporated herein by this reference.

 10.4 Third Amendment to Credit Agreement, dated as of December 21, 2006, by and among Zoltek Companies, Inc., Zoltek Corporation, Engineering Technology Corporation, Zoltek Properties, Inc. and Southwest Bank of St. Louis is filed herewith.

 10.5 Amended and Restated Revolving Credit Note, dated December 21, 2006, in favor of Southwest Bank of St. Louis in the original principal amount of $6,719,770.39, is filed herewith.

 10.6 Continuing Limited Guarantee Agreement, dated as of December 21, 2006, executed by Zsolt Rumy in favor of Southwest Bank of St. Louis, is filed herewith.

 10.7 Term Loan Promissory Note, dated December 21, 2006, in favor of Zsolt Rumy in the original principal amount of $10,000,000, is filed herewith.